UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2015

NiSource Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16189	35-2108964
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

801 East 86th Avenue Merrillville, Indiana	46410
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 647-5990

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 7.01. Regulation FD Disclosure.

On May 19, 2015, Columbia Pipeline Group, Inc. (the “Company”), a wholly owned subsidiary of the registrant, issued a press release announcing that, subject to market conditions, it intends to offer $2.75 billion in aggregate principal amount of its senior unsecured notes in a private placement under Rule 144A and Regulation S of the Securities Act of 1933, as amended, to eligible purchasers. The Company expects the senior notes will be issued in separate series. The notes are expected to initially be fully and unconditionally guaranteed on a senior unsecured basis by certain of the registrant’s subsidiaries, including Columbia Energy Group, CPG OpCo GP LLC and CPG OpCo LP.

The Company’s press release, dated May 19, 2015, is furnished as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated May 19, 2015, issued by Columbia Pipeline Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2015

NISOURCE INC.

By:	/s/ David J. Vajda
David J. Vajda
Vice President, Treasurer and Chief Risk Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 19, 2015, issued by Columbia Pipeline Group, Inc.

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